MATLACK SYSTEMS, INC.
               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD JANUARY 25, 1996



TO THE HOLDERS OF COMMON STOCK:

     PLEASE TAKE NOTICE that the 1996 Annual Meeting of Shareholders of MATLACK SYSTEMS, INC., a Delaware corporation, will be held on the First Floor, 1209 Orange Street, Wilmington, Delaware, on Thursday, January 25, 1996, at 9:30 A.M. (Eastern Standard Time) for the following purposes:

     1.   To elect two Class I Directors to the Board of
          Directors;

     2.   To approve the proposed 1995 Stock Option Plan;

     3. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Proxy Statement dated December 20, 1995 is attached.

     The Board of Directors has fixed the close of business on December 15, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     You are cordially invited to attend the Annual Meeting. If you cannot be present in person, please sign and date the enclosed proxy and promptly mail it in the enclosed return envelope which requires no postage. Any shareholder giving a proxy has the right to revoke it any time before it is voted.


                           BY ORDER OF THE BOARD OF DIRECTORS
                                MICHAEL B. KINNARD, Secretary

Dated: Wilmington, Delaware
       December 20, 1995



YOU ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND
RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO UNITED
STATES POSTAGE.

                        PROXY STATEMENT

                     MATLACK SYSTEMS, INC.
                 ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD JANUARY 25, 1996


         The information concerning the enclosed proxy and the matters to be acted upon at the Annual Meeting of Shareholders to be held on January 25, 1996 (the "Annual
Meeting") is submitted to the shareholders for their information.

            SOLICITATION OF AND POWER TO REVOKE PROXY

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MATLACK SYSTEMS, INC., a Delaware corporation
(the "Company"). Proxies solicited hereby are to be voted at the Annual Meeting or at any adjournment thereof.

         The mailing address for the Company's principal executive office is P. O. Box 8790, Wilmington, Delaware 19899. This Proxy Statement and the form of proxy were first sent to the Company's shareholders on December 20, 1995.

         A form of proxy is enclosed. Each proxy submitted will be voted as directed but, if not otherwise specified, proxies solicited by the Board of Directors of the Company will be voted (a) in favor of the candidates for election to the Board of Directors as Class I Directors, and (b) to approve the proposed 1995 Stock Option Plan.

         The solicitation of proxies will be by mail. It may be that further solicitation of proxies will be made by telephone, telegram or interview with some shareholders of the Company, following the original solicitation. All such further solicitations will be made by regular officers and employees of the Company, who will not be additionally compensated therefor, or its Transfer Agent. The Company will bear the entire cost of all such solicitations, which will be nominal and include reimbursements paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners.

         Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting and vote in person, whether or not such shareholder has previously given a proxy.

                      PROPOSAL NO. 1
                   ELECTION OF DIRECTORS

         Two individuals are to be elected at the Annual Meeting to serve as Class I Directors for a term of three years each, and until the election and qualification of their successors. Four other individuals serve as directors but are not standing for re-election because their terms as directors extend past the Annual Meeting pursuant to provisions of the Company's Certificate of Incorporation which provide for the election of directors for staggered terms, with each director serving a three year term.

         Unless a shareholder WITHHOLDS AUTHORITY, the proxy holders will vote FOR the election of the persons named below to three year terms as directors. Although the Board of Directors does not contemplate the possibility, in the event a nominee is not a candidate or is unable to serve as a director at the time of the election, unless the shareholder WITHHOLDS AUTHORITY, the proxies will be voted for any nominee designated by the present Board of Directors to fill such vacancy.

         The name and age of each of the nominees, his principal occupation, the period during which he has served as a director together with the number of shares of Common Stock beneficially owned by him, directly or indirectly, and the percentage of outstanding shares that ownership represents, all as at the close of business October 31, 1995 (according to information received by the Company), are set forth below. Similar information is also provided for those directors whose terms expire in future years.

                                                                          Shares of  Percent of
Names of                   Principal                Service as            Common     Outstanding
Nominees                   Occupation (1)           Director      Age     Stock(2)   Shares
Class I (Term Expires 1999)

Patrick J. Bagley          Vice President-Finance   1988 to date  48      9,542        0.1%
                           and Treasurer; Vice
                           President - Finance
                           and Treasurer, Rollins
                           Truck Leasing Corp.*;

Gerard J. Trippitelli      President and Chief      1988 to date   52     59,616        0.7%
                           Executive Officer (3)

Names of Directors Whose
 Terms Have Not Expired

Class II (Term Expires 1997)

John W. Rollins, Jr.       Chairman of the Board;   1988 to date   53    221,325 (4)    2.5%
                           President, Chief
                           Operating Officer and
                           Director, Rollins
                           Truck Leasing Corp.*;
                           Senior Vice Chairman of
                           the Board, Rollins
                           Environmental Services,
                           Inc.** (3)

William B. Philipbar, Jr.  Retired; Former          1993 to date   70      1,606          -
                           President and Chief
                           Executive Officer,
                           Rollins Environmental
                           Services, Inc. **

Class III (Term Expires 1998)

John W. Rollins            Chairman of the Board    1988 to date   79  1,003,684 (5)   11.4%
                           and Chief Executive
                           Officer, Rollins Truck
                           Leasing Corp.*; Chairman
                           of the Board and Chief
                           Executive Officer,
                           Rollins Environmental
                           Services, Inc.** (3)

Henry B. Tippie            Chairman of the          1988 to date    68   300,000 (6)    3.4%
                           Executive Committee;
                           Chairman of the
                           Executive Committee and
                           Vice Chairman of the
                           Board, Rollins Truck
                           Leasing Corp.*; Chairman
                           of the Executive
                           Committee and Director,
                           Rollins Environmental
                           Services, Inc.**;
                           Chairman of the Board
                           and Chief Executive
                           Officer, Tippie
                           Communications, Inc.
                           et al. (Radio Stations)


 *Rollins Truck Leasing Corp. is engaged in the business of truck leasing.
**Rollins Environmental Services, Inc. is engaged in the business of industrial waste disposal.

(l) Except as noted, the nominees and other directors have held the positions of responsibility set out in the above column (but not necessarily their present titles) for more than five years. In addition to the directorships listed in the above column, the following individuals also serve on the board of directors of the following companies: John W. Rollins, Rollins, Inc., RPC Energy Services, Inc. and FPA Corp.; Henry
     B. Tippie, Rollins, Inc. and RPC Energy Services, Inc.; William B. Philipbar, Jr., Rollins Truck Leasing Corp. and Rollins Environmental Services, Inc.; Patrick J. Bagley, Rollins Environmental Services, Inc.

(2)  All shares are owned directly and of record.

(3)  John W. Rollins is the father of John W. Rollins, Jr.  Mr.
     Trippitelli is married to a first cousin of Eugene C. Bonacci, a Named Executive officer of the Company.

(4) Does not include 53,998* shares held as Co-Trustee and 3,000* shares held by his wife.

(5) Does not include 24,268* shares held by his wife and 15,687* shares held by his wife as Custodian for his minor children.

(6) Does not include 163,821* shares held as Co-Trustee; 5,500* shares held as Trustee; 5,500* shares owned by his wife; 4,500* shares held by his wife as Trustee for his children; and 27,000* shares owned by a partnership over which Mr. Tippie has sole voting power.

*The Messrs. Rollins and Tippie disclaim any beneficial interest in these holdings.

                            PROPOSAL NO. 2
                       1995 Stock Option Plan
Introduction

   On October 26, 1995, the Board of Directors adopted resolutions approving and adopting, subject to shareholder approval, the Company's 1995 Stock Option Plan (the "Plan"). A copy of the Plan is attached to this Proxy Statement as Appendix A.
The purpose of the Plan and the granting of Options thereunder to specific employees is to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to certain of its employees or directors, who have been or will be given responsibility for the management of its business affairs, by assisting them to become owners of shares of the Common Stock of the Company and thus to benefit directly from its growth, development and financial success.
The Board of Directors has proposed that 500,000 shares of the Company's Common Stock be made available for grant under the Plan.

Shares Subject to the Plan

   Upon approval of the Plan by the shareholders, the aggregate number of shares of Common Stock in respect to which Options may be granted under the Plan will be 500,000, subject, however, to increase or decrease as hereinafter described. More than one Option may be granted to the same individual. If an Option terminates for any reason without having been exercised in full, the shares applicable to the unexercised portion of such Option shall become available again for the granting of other Options under the Plan, unless the Plan has terminated.

Administration

   The Plan will be administered by the Stock Option Committee of the Board of Directors of the Company (the "Committee").
Under the Plan, the Committee is authorized and empowered to administer the Plan and to: (a) select the employees to whom Options are to be granted and to fix the number of shares to be granted to each; (b) determine whether the Option granted is to be considered an "incentive stock option" qualified under Section 422 of the Internal Revenue Code, or a "non-qualified stock option" (that is, any Option which is not considered an incentive stock option); (c) determine the date on which Options shall be granted and the terms and conditions of the granted Options in a manner consistent with the Plan, which terms need not always be identical; (d) interpret the Plan; (e) prescribe, amend and rescind rules relating to the Plan; and (f) determine the rights and obligations of participants under the Plan. The Committee shall consist of two or more Directors of the Company, neither of whom shall have been granted or awarded, during the one year prior to service as an administrator of the Plan, any equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates.

Option Price

   The Option price of the shares under each Option shall be determined by the Committee, but shall not be less than 100% of the fair market value of such shares on the date of granting of the Option as reported in The Wall Street Journal. Fair market value is the closing price of the Common Stock on the New York Stock Exchange on the date of grant of the Option or, in the absence of reported sales on said Exchange on that date, on the next preceding date on which there was a sale of such stock.

Exercise of the Option

   Each Option shall be exercisable for the full number of shares subject thereto, or any part thereof, and at such intervals as the Committee may determine, provided that no Option may be exercisable subsequent to its termination date.

Not Transferable

   No Option shall be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of an optionee, the Option shall be exercisable only by the optionee. After the death of an optionee, the Option may be exercised prior to its termination by the optionee's legal representative, heir or legatee.

Eligibility

   The employees who will be eligible to receive grants of Options under the Plan will be those key executive employees or directors of the Company, or of any subsidiaries, who have been selected by the Committee.

Stock Splits, Stock Dividends, etc.

   If there are any changes in the capitalization of the Company affecting in any manner the number or kind of outstanding shares of Common Stock of the Company, whether such changes have been occasioned by declaration of stock dividends, stock split-ups, reclassifications or recapitalizations of such stock, or because the Company has merged or consolidated with some other corporation (and provided the Option does not thereby become terminated), or for any other reason whatsoever, then the number and kind of shares then subject to Options and thereafter to become subject to Options, and the prices to be paid therefor, shall be proportionately adjusted by the Committee to whatever extent the Committee determines that any such change equitably requires an adjustment.

Mergers or Consolidations

   If the Company at any time should elect to dissolve, undergo a reorganization, split-up its stock, or merge or consolidate with any corporation, and the Company is not the surviving corporation, then (unless, in the case of a reorganization, stock split-up, merger or consolidation, one or more of the surviving corporations assumes the Options under the Plan or issues substitute options in place thereof) each Optionee holding outstanding Options not yet exercised shall be notified of his or her right to exercise such Options to the extent then exercisable prior to such dissolution, reorganization, stock split-up, merger or consolidation. The Committee may, in its sole and absolute discretion and on such terms and conditions as it deems appropriate, authorize the exercise of such Options with respect to all shares covered thereby. Any Options not exercised as so authorized thereupon shall be deemed terminated, and simultaneously the Plan itself shall be deemed terminated.

Modification

   The Board of Directors of the Company may make such amendments to the Plan, and, with the consent of each Optionee affected, in the terms and conditions of granted Options, as it shall deem advisable, including, but not limited to, accelerating the time at which an incentive Option may be exercised, but may not, without the approval of the holders of not less than a majority of the outstanding shares of Common Stock of the Company, increase the maximum number of shares subject to the Plan, except as set forth immediately above.

Termination

   The Plan shall terminate on October 26, 1996, unless prior to that time it has been approved by the vote of the holders of not less than a majority of the then outstanding Common Stock of the Company. If such approval is given, the Plan will terminate on October 26, 2005; provided, however, that the Board of Directors of the Company within its absolute discretion may terminate the Plan at any time. No such termination, other than as a consequence of a merger or consolidation, as described above, shall in any way affect any Option then outstanding.

Tax Effect

   The Company will not realize any tax benefit upon the exercise or disposition of an incentive stock Option except in the event the employee does not hold his incentive stock Option shares at least two years from the date the Option was granted and at least one year from the date he exercised his Option, in which event the Company will be entitled to a deduction measured by the difference between the exercise price and the amount realized by the employee on the sale. On the other hand, the Company will be entitled to a deduction upon the employee's exercise of a non-qualified stock Option measured by the difference between the exercise price and the market value of the Option stock on the day of exercise.

Employee Status

   The holder of an Option must be an employee as of the grant date of the Option through three months before the exercise date. A disabled or retired employee may also exercise his Option up to three months after termination of employment. No employee who owns ten (10%) percent of the total combined voting power of all classes of the Company's, or of its subsidiaries', capital stock may be granted an Option.

Aggregate Value

   The aggregate fair market value of the stock (determined as of the time the Option is granted) with respect to which stock options are exercisable for the first time by the employee during any calendar year (under all the stock option plans maintained by the Company and its subsidiary corporations) shall not exceed $100,000 in accordance with Section 422 of the Internal
Revenue Code of 1986 as amended. No Option shall be granted under the Plan after ten (10) years from the date the Plan is adopted.

General

   On October 26, 1995, the last reported sale price of the Company's Common Stock on the New York Stock Exchange as reported in The Wall Street Journal was $8.625 per share.

   The Board of Directors recommends a vote FOR the approval of the 1995 Stock Option Plan and the management proxy holders will vote all proxies received in favor of the proposed Plan unless otherwise instructed.


                                      CAPITAL STOCK

       The outstanding capital stock of the Company on December 15, 1995 consisted of 8,803,218 shares of Common Stock, par value $l.00 per share. Holders of Common Stock are entitled to one vote (non-cumulative) for each share of such stock registered in their respective names at the close of business on December 15, 1995, the record date for determining shares entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

       The holders of a majority of the issued and outstanding Common Stock constitute a quorum at any meeting of shareholders and the affirmative vote of a majority of the shares present is required for shareholder approval, except for certain proposals to amend the Certificate of Incorporation which require the affirmative vote of the holders of a majority of all outstanding Common Stock for approval. Other amendments to the Certificate of Incorporation concerning: (a) special meetings of shareholders; (b) amendments to the by-laws; (c) provisions relating to the Board of Directors; and (d) certain business transactions, when not approved by a majority of the Board of Directors, require the affirmative vote of 75% of the shares then entitled to be voted for approval.

       As of October 31, 1995, four persons were known to the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock of the Company. The name and address of each such person together with the number of shares so owned and the percentage of outstanding shares that ownership represents and information as to Common Stock ownership of the Named Executives identified in the Summary Compensation Table and the officers and directors of the Company as a group (according to information received by the Company) are set forth below:

                                         Number of
                                         Shares and
                                           Nature of
Title of  Names and Addresses              Beneficial      Percent of
Class     of Beneficial Owners             Ownership (1)   Class

Common    John W. Rollins                  1,003,684       11.4%
          One Rollins Plaza
          Wilmington, DE  19803

Common    Dimensional Fund Advisors, Inc.    504,325 (2)     5.7%
          1299 Ocean Avenue, Suite 1100
          Santa Monica, CA  90401

Common    Alpine Capital, L.P., et al      1,742,750 (3)    19.8%
          201 Main Street, Suite 3100
          Fort Worth, TX  76102

Common    Rollins Properties, Inc.           600,000         6.8%
          One Rollins Plaza
          Wilmington, DE  19803

Common    Gerard J. Trippitelli               59,616         0.7%
          One Rollins Plaza
          Wilmington, DE  19803

Common    Eugene C. Bonacci                   34,709         0.4%
          One Rollins Plaza
          Wilmington, DE  19803

Common    All Directors and                1,631,082        18.5%
          Officers as a Group
          (8 persons)


(1)  As to officers and directors, owned directly and of record.

(2) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 504,325 shares of stock as of September 30, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc. (the "Fund"), a registered open-end investment company, in series of The DFA Investment Trust Company (the "Trust"), a Delaware business trust, or in the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which are served by Dimensional Fund Advisors Inc. as investment manager. Dimensional disclaims beneficial ownership of all such shares.

         Sole Voting Power         =  408,075 shares*
         Shared Voting Power       =  0
         Sole Dispositive Power    =  504,325
         Shared Dispositive Power  =  0

    *Persons who are officers of Dimensional also serve as officers of the Fund and the Trust. In their capacities as officers of the Fund and the Trust, these persons vote 65,580 additional shares which are owned by the Fund and 30,400 shares which are owned by the Trust (both included in Sole Dispositive Power above).

(3) Includes 1,573,794 shares held by Alpine Capital, L.P., a Texas limited partnership ("Alpine") and 168,956 shares held by The Anne T. and Robert M. Bass Foundation, a Texas non-profit corporation ("Foundation"). The two general partners of Alpine are Robert W. Bruce III and Algenpar, Inc. Algenpar, Inc. is a Texas corporation controlled by J. Taylor Crandall. Mr. Bruce, through The Robert Bruce Management Co., Inc., shares investment discretion over the shares held by the Foundation with Mr. Crandall, Anne T. Bass and Robert
     M. Bass, who serve as directors of the Foundation.

               BOARD OF DIRECTORS AND BOARD COMMITTEES

    The Board of Directors held four regularly scheduled meetings during fiscal year 1995. All members of the Board attended each meeting.

    Audit Committee. The Audit Committee consists of William B. Philipbar, Jr., Chairman, and Henry B. Tippie. The Audit Committee held two meetings during the last fiscal year. The Committee's functions include consulting with the Company's independent public accountants concerning the scope and results of the audit, reviewing the evaluation of internal accounting controls and inquiring into special accounting-related matters.

    Executive Committee.  The Executive Committee consists of Henry
B. Tippie, Chairman, John W. Rollins, John W. Rollins,
Jr and Gerard J. Trippitelli. The Executive Committee held five meetings during the last fiscal year. The Executive Committee has the power to exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company in accordance with the provisions of the by-laws of the Company. The Executive Committee performs all of the functions of a compensation committee of the Board of Directors.

    Stock Option Committee. The Stock Option Committee consists of Henry B. Tippie, Chairman, and John W. Rollins. Mr. Tippie and Mr. Rollins are disinterested directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. Neither participates in any Company stock option plan. The Stock Option Committee held two meetings during the last fiscal year. The Stock Option Committee administers the Company's outstanding Stock Options Plan including the granting of options to various employees of the Company and its subsidiaries.

    The Company does not have a nominating committee of the Board of Directors.

                        DIRECTOR'S COMPENSATION

    Directors who are not full- time employees of the Company or any of its subsidiaries are paid an attendance fee of $750 for each Board of Directors or committee meeting attended.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 9 shall not be incorporated by reference into any such filings.


   REPORT OF THE EXECUTIVE AND STOCK OPTION COMMITTEES OF THE
          BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

    During fiscal year 1995, the members of the Executive Committee of the Board of Directors held primary responsibility for determining executive compensation levels.

    The Company is engaged in a highly competitive industry. As a consequence, the Company views its ability to attract and retain qualified executives as the cornerstone of its future success. In order to accomplish this objective, the Company has endeavored to structure its executive compensation in a fashion that takes into account the Company's operating performance and the individual performance of the executive. Of necessity, this analysis is subjective in nature and not based upon a structured formula. The factors referred to above are not weighted in an exact fashion.

    Pursuant to the above compensation philosophy, the total annual compensation of executive officers of the Company is made up of one or more of three elements. The three elements are salary, an annual incentive compensation package and, in some years grants of stock options.

    The salary of each executive officer is determined by the Executive Committee. As previously stated, in making its determinations the Executive Committee gives consideration to the Company's operating performance for the prior fiscal year, increases in share value and the individual executive's performance.

    The annual incentive compensation package for executive officers is developed by the Chief Executive Officer of the Company prior to the end of each fiscal year. It is based upon a performance formula for the ensuing fiscal year. That performance formula and incentive package is then reviewed by the Executive Committee and is either accepted, amended or modified. Other than the CEO, none of the members of the Executive Committee participate in the incentive program, nor does any member of the Board of Directors, except for the CEO, who is also a director. The CEO does not participate in the deliberations of the Executive Committee when his salary or incentive is determined.

    Awards under the Company's Stock Option Plan are purely discretionary, are not based upon any specific formula, and may or may not be granted in any given fiscal year. Grants made under and the administration of the Company's Stock Option
Plan is by disinterested directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. When considering the grant of stock options, the Stock Option Committee gives consideration to the overall performance of the Company and the performance of individual employees.

                          CEO COMPENSATION

    The CEO's compensation is determined by the Executive Committee and the Stock Option Committee. As is the case with respect to the Named Executives, the CEO's compensation is based upon the Company's operating performance and his individual performance. The CEO's compensation consists of the same three elements identified above with respect to Named Executives:
salary; an annual incentive; and, in some years, grants of stock options. The determination of salary and the award of stock options, if any, are subjective and not based upon any specific formula or guidelines. The determination of an annual incentive is based on the amount by which the Company's pretax earnings exceed a target established by the Executive Committee prior to the beginning of the fiscal year. The target is revised annually. For fiscal year ending September 30, 1995, the Company's pretax earnings exceeded the target established by the Executive Committee and Mr. Trippitelli received $21,480 in incentive compensation. The CEO is not a member of the Stock Option Committee and does not participate in the deliberations of the Executive Committee when his salary or incentive is determined.

        Executive Committee          Stock Option Committee

        Henry B. Tippie, Chairman    Henry B. Tippie, Chairman
        John W. Rollins              John W. Rollins
        John W. Rollins, Jr.
        Gerard J. Trippitelli

   COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based on its review of the copies of such forms received by it, the Company believes that during its fiscal year ended 1995 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                    COMMON STOCK PERFORMANCE

    The following table reflects a comparison of the cumulative total shareholder return on the Company's common stock with the S&P Composite 500 Index and the S & P Truckers Index, respectively, for the five year period commencing October 1, 1990 through September 30, 1995. The table assumes that the value of the investment in the Company's common stock and each index was 100 at September 30, 1990 and all dividends were reinvested. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be necessarily indicative of any future return on the Company's common stock.

                            ****************YEARS******************
                            1990   1991   1992   1993   1994   1995

  Matlack Systems, Inc.     100    110    193    400    435    390
  S&P Composite 500 Index   100    131    146    165    171    221
  S&P Truckers Index        100    159    177    174    177    165

  Assumes $100 invested on October 1, 1990

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The following directors serve on the Company's Executive
Committee:  John W. Rollins, John W. Rollins, Jr.,  Henry B.
Tippie and Gerard J. Trippitelli. Each is an employee of the Company but none participates in the deliberations of the Executive Committee with respect to his own compensation. John W. Rollins, John W. Rollins, Jr. and Henry B. Tippie are members of the Executive Committees of Rollins Truck Leasing Corp. and Rollins Environmental Services, Inc. The Executive Committee of each of these two companies performs the functions of a compensation committee. Patrick J. Bagley serves as a director of Rollins Environmental Services, Inc.

                       EXECUTIVE COMPENSATION

  Shown below is information concerning the annual compensation for services in all capacities to the Company for the fiscal years ended September 30, 1993, 1994 and 1995, of those persons who were, at September 30, 1995, (i) the Chief Executive Officer and
(ii) the other most highly compensated executive officers of the Company whose total annual salary exceeded $100,000 (the "Named Executives"):

                             SUMMARY COMPENSATION TABLE
                                                                Long Term Compensation
                                  Annual Compensation                Awards        Payouts
                                                              Restricted  Stock             All Other
Name and                                          Other Annual  Stock     Options  LTIP     Compen-
Principal                       Salary    Bonus   Comp. (2)   Awards(3)   /SARs    Payouts  sation
Position               Year (1)   $         $         $           $         #          $       $

Gerard J. Trippitelli  1995     247,500    21,480      -         -0-       9,000      -0-     -0-
President and CEO      1994     232,500   136,334      -         -0-         -0-      -0-     -0-
                       1993     204,484   173,594      -         -0-      18,000      -0-     -0-

Eugene C. Bonacci      1995     168,656     -0-        -         -0-       6,000      -0-     -0-
Vice President -       1994     162,311    64,357      -         -0-         -0-      -0-     -0-
Operations of          1993     152,500    92,872      -         -0-      13,500      -0-     -0-
Matlack, Inc.


(1)  Fiscal years ending September 30.

(2) The only type of Other Annual Compensation for each of the named officers was in the form of perquisites and was less than the level required for reporting.

(3)  No awards have ever been made.

   OPTION AND STOCK APPRECIATION RIGHTS GRANTS IN LAST FISCAL YEAR

       The following table sets forth stock options granted in the fiscal year ending September 30, 1995 to each of the Company's Named Executives. Employees of the Company and its subsidiaries are eligible for stock option grants based on individual performance. The Company did not issue any stock appreciation rights. The table also sets forth the hypothetical gains that would exist for the options at the end of their eight-year terms, assuming compound rates of stock appreciation of 0%, 5% and 10%. The actual future value of the options will depend on the market value of the Company's
Common Stock. All option exercise prices are based on the market price on the grant date.

                                                                     Potential Realizable Value
                                                                     at Assumed Annual Rates of Stock
                                                                         Price Appreciation for
                                      Individual Grants(1)                   Option Term (2)
                                 % of Total
                                 Options
                       Options   Granted To      Exercise
                       Granted   Employees       Price     Expiration
Name                      (#)    in Fiscal Year  ($/Sh)    Date        0%       5%            10%

Gerard J. Trippitelli    9,000      7.2%         $9.75     01/03/03    -   $    41,940  $   100,350

Eugene C. Bonacci        6,000      4.8%         $9.75     01/03/03    -   $    27,960  $    66,900

All employees as a
 group (3)             124,900    100.0%         $9.75     01/03/03    -   $   581,734  $ 1,391,910

Total potential stock price appreciation from January 4, 1995 to January 3, 2003 for all stockholders at assumed rates of
  stock price appreciation (4)                                             $41,008,233  $98,120,558


(1)  Options were granted on January 4, 1995.

(2) These amounts, based on assumed appreciation rates of 0% and the 5% and 10% rates prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price. These numbers do not take into account certain provisions of options providing for termination of the option following termination of employment, nontransferability or phased-in vesting.
     The Company did not use an alternative formula for a grant date valuation as it is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. Future compensation resulting from option grants is based solely on the performance of the Company's stock price.

(3) Based on 2,500 options granted on November 24, 1994 at an exercise price of $9.50 and 122,400 options granted on January 4, 1995 at an exercise price of $9.75.

(4) Based on a price of $9.75 on January 4, 1995 and a total of 8,800,050 shares of Common Stock outstanding on October 31, 1995.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
           AND FISCAL YEAR-END OPTION/SAR VALUES

        The following table summarizes option exercises during fiscal 1995 by the Company's Named Executives, and the value of the options held by such persons as of September 29, 1995. The Company has not granted and does not have any Stock Appreciation Rights outstanding.

                                                                                         Value of
                                                              Number of                 Unexercised
                                                             Unexercised                In-the-Money
                                                              Options at                  Options at
                      Shares Acquired      Value               FY-End (#)                 FY-End ($)
Name                  on Exercise (#)  Realized ($)(1) Exercisable  Unexercisable  Exercisable  Unexercisable(2)

Gerard J. Trippitelli    9,812         $52,041         5,813        34,309         $21,488      $105,961

Eugene C. Bonacci        4,950         $22,969         4,500         24,150        $17,063      $  73,289

(1) Fair market value of underlying security at exercise date less the exercise price.

(2) The value of the Company's common stock on September 29, 1995 was $9.75 per share.


LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

       There were no Long-Term Incentive Plan awards to the Named Executives during fiscal year 1995.

                    DEFINED BENEFIT PLANS

       The Company's Pension Plan is a non-contributory qualified employee defined benefit plan. All full time employees of the Company (except certain employees covered by collective bargaining agreements) are eligible to participate in the Pension Plan. Retirement benefits are equal to the sum of 1.35% of earnings up to covered compensation, as that term is defined in the Plan, and 1.7% of earnings above covered compensation. Covered compensation includes regular salaries or wages, commissions, bonuses, overtime earnings and short-term disability income protection benefits.

       Retirement benefits are not subject to any reduction for Social Security benefits or other offset amounts. An employee's benefits may be paid in certain alternative forms having actuarially equivalent values. Retirement benefits are fully vested at the completion of five years of credited service or, if earlier, upon reaching age 55. The maximum annual benefit under a qualified pension plan is currently $120,000 beginning at the Social Security retirement age (currently age 65).

       The Company maintains a non-qualified, defined benefit plan, called the Excess Benefit Plan, which covers those participants of the Pension Plan whose benefits are limited by the Internal Revenue Code. A participant in the Excess Benefit Plan is entitled to a benefit equaling the difference between the amount of the benefit payable without limitation and the amount of the benefit payable under the Pension Plan.

       Annual pension benefit projections for the Named Executives assume: (a) that the participant remains in the service of the Company until age 65; (b) that the participant's earnings continue at the same rate as paid in the fiscal year ended September 30, 1995 during the remainder of his service until age 65; and (c) that the Plans continue without substantial modification. The estimated annual benefit at retirement for each of the Named Executives is:
Gerard J. Trippitelli, $125,248; and Eugene C. Bonacci,
$65,158.

                        AUDITORS

      The Board of Directors has not selected or recommended the name of an independent public accounting firm for approval or ratification by the shareholders. The Board of Directors believes that it will be in the best interests of the shareholders if it is free to make such determination based upon all factors that are then relevant.

      KPMG Peat Marwick LLP served as the Company's auditors for the fiscal year ended September 30, 1995. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting and will have the opportunity to make a statement should such representative so desire. Such representative also will be available to answer questions raised orally.

      During the fiscal year ended September 30, 1995, KPMG Peat Marwick LLP's services rendered to the Company consisted of auditing the Company's financial statements. In this connection, KPMG Peat Marwick LLP performed such tests of the Company's accounting records and other auditing procedures as were required by generally accepted auditing standards.

                     SHAREHOLDER PROPOSALS

      Appropriate proposals of eligible shareholders (an eligible shareholder must be a record or beneficial owner of at least l% or $l,000 in market value of securities entitled to be voted at the meeting and have held such securities for at least one year) intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Company no later than August 23, 1996 for inclusion in the Proxy Statement and form of proxy relating to that meeting.


                        MISCELLANEOUS

      ON WRITTEN REQUEST OF ANY RECORD OR BENEFICIAL SHAREHOLDER OF THE COMPANY, THE COMPANY WILL PROVIDE, FREE OF CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM
10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR A COPY OF FORM 10-K SHOULD BE MADE IN WRITING AND
ADDRESSED TO:
                 PATRICK J. BAGLEY
                 VICE PRESIDENT - FINANCE AND TREASURER
                 MATLACK SYSTEMS, INC.
                 P. O. BOX 8790
                 WILMINGTON, DELAWARE  19899

      THE COMPANY WILL CHARGE REASONABLE OUT-OF-POCKET
EXPENSES FOR THE REPRODUCTION OF EXHIBITS TO FORM 10-K SHOULD
A SHAREHOLDER REQUEST COPIES OF SUCH EXHIBITS.

      The Company's Annual Report for the fiscal year ended
September 30, 1995 has been mailed to shareholders under separate cover.

      The Board of Directors knows of no business other than the matters set forth herein which will be presented at the meeting. Inasmuch as matters not known at this time may come before the meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.


                           BY ORDER OF THE BOARD OF DIRECTORS
                                MICHAEL B. KINNARD, Secretary

Wilmington, Delaware
December 20, 1995

                  APPENDIX "A"

               MATLACK SYSTEMS, INC.
              1995 Stock Option Plan


         1. Purpose. The 1995 Stock Option Plan (the "Plan") is intended to advance the best interests of Matlack
Systems, Inc. (the "Company") by providing its employees and the employees of its subsidiaries with additional incentive and by increasing their proprietary interest in the success of the Company and its subsidiary corporations.

         2. Administration. The Plan shall be administered by the Stock Option Committee of the Board of Directors of the Company (the "Committee"). The Committee shall consist of two or more Directors of the Company, each of whom shall be a disinterested person and shall not have been granted or awarded, during the one year prior to service as an administrator of the Plan, any equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates, except as permitted by Rule 16b-3 of the Securities Exchange Act of 1934. Meetings shall be held at such time and place as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any questions brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the unanimous written consent of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or of options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.

         3. Option Shares. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $1.00 par value (the "Stock"). The total amount of the Stock with respect to which Options may be granted shall not exceed in the aggregate 500,000 shares; provided, however, that the class and aggregate number of shares which may be subject to Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 16 hereof. Such shares may be treasury shares or authorized but unissued shares. In the event that any outstanding Option for any reason shall expire, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

         4. Termination of Plan. The Plan shall terminate on October 26, 1996, unless prior to that time it has been approved by the vote or written consent of the holders of not less than a majority of the then outstanding common stock of the Company. If such approval is given, the Plan shall terminate on October 26, 2005; provided, however, that the Board of Directors of the Company within its absolute discretion may terminate the Plan at any time. No such termination, other than as provided for in Section 16 hereof, shall in any way affect any Option then outstanding.

         5. Authority to Grant Options. The Committee may grant from time to time, to such eligible individuals as it shall from time to time determine, an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan. Subject only to any applicable limitations set forth in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee. The Committee shall determine whether an Option shall be an "incentive stock option" qualified under
Section 422 of the Internal Revenue Code of 1986 as amended (the "Code"), or a "non-qualified stock option" (that is, any Option which is not considered an incentive stock option). The aggregate fair market value (determined as provided in Section 7 of the Plan) of the Stock with respect to which incentive stock options are granted hereunder which are exercisable for the first time by such employee during any calendar year (under all the stock option plans maintained by the Company and subsidiary corporations) shall not exceed $100,000 in accordance with Section 422 of the Code. No option shall be granted under the Plan after ten (10) years from the date the Plan is adopted.

         6. Eligibility. The individuals who shall be eligible to participate in the Plan shall be employees of the Company, or of any subsidiary corporation, as the Committee shall determine from time to time; provided, however, that no employee owning more than ten percent (10%) of the stock of the Company at the time an option is granted shall be eligible to participate in the Plan. For all purposes of the Plan, the term "subsidiary corporation" shall mean any corporation of which the Company is the "parent corporation" as that term is defined in Section 424(e) of the Code.

         7. Option Price. The price at which shares may be purchased pursuant to an Option shall be not less than the fair market value of the shares of Stock on the date the Option is granted, and the Committee in its discretion may provide that the price at which shares may be purchased shall be more than such fair market value. The "fair market value" of the Stock shall be the closing price of the Stock on the New York Stock Exchange as reported in The Wall Street Journal for the trading day on which the Option is granted, or if the Option is not granted on a trading day, then such fair market value shall be determined on the trading day before the Option is granted.

         8. Duration of Options. No Option shall be exercisable after the expiration of ten years from the date such Option is granted; and the Committee in its discretion may provide that an Option shall be exercisable throughout such ten-year period or during any lesser period of time commencing on or after the date of grant of the Option and ending upon or before the expiration of such ten-year period.

         9. Amount Exercisable. Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the Option.

        10. Exercise of Options. Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with cash, personal check, bank draft or postal or express money order payable to the order of the Company for an amount equal to the Option price of such shares, and specifying the address to which the certificates for such shares are to be mailed. Such notice may be delivered in person to a member of the Committee, or the Secretary of the Company, or may be sent by registered mail, return receipt requested, to a member of the Committee, or the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified pursuant to this Paragraph 10.

        11. Transferability of Options. Options shall not be transferrable by the optionee other than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by the optionee.

        12. Termination of Employment by Optionee. Except as may be otherwise expressly provided herein, Options shall terminate on such date as shall be selected by the Committee in its discretion and specified in the Option agreement not in excess of one day less than three months following severance of the employment relationship between the Company or its subsidiary corporation and the optionee for any reason, for or without cause. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company or its subsidiary corporation and the optionee shall be determined by the Committee at the time thereof. If, before the date of expiration of the Option, the optionee shall be retired in good standing from the employ of the Company for reasons of age or disability under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or one day less than three months after the date of such retirement. In the event of such retirement, the optionee shall have the right prior to the termination of such Option to exercise the Option to the extent to which he was entitled to exercise such Option immediately prior to such retirement. After the death of the optionee, his executors, administrators, or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the earlier of the date of expiration or one year following the date of such death, to exercise the Option, in whole or in part (without regard to any limitations set forth in or imposed pursuant to Paragraph 9 hereof).

        13. Requirements of Law. The Company shall not be required to sell or issue any shares under an Option if the issuance of such shares constitute a violation by the optionee or the Company of any provisions of any law or regulation or any governmental authority. In addition, in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of any Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

           "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that registration is not required for such sale or transfer."

           The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended); and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

         14. No Rights as Shareholder. No optionee shall have rights as a shareholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 16 hereof, no adjustment for dividends, or otherwise, shall be made if the record date thereof is prior to the date of issuance of such certificate.

         15. Employment Obligation. The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any optionee; and the right of the Company to terminate the employment of any employee shall not be dismissed or affected by reason of the fact that an Option has been granted to him.

         16.  Changes in the Company's Capital Structure.
The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

              If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class, and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of any Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

              After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by shareholders) in lieu of the number and class of shares as to which such Option would have been so exercisable in the absence of such event, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares of Stock equal to the number and class of shares as to which such Option shall be so exercised.

              If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan: (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of the Stock, shares of such stock or other securities as the holders of shares of such class of Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board of Directors may waive any limitations set forth in or imposed pursuant to Paragraph 9 hereof so that all Options, from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; and (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any such merger, consolidation, liquidation or sale provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option in full (without regard to any limitations set forth in or imposed pursuant to Paragraph 9 hereof) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale.

              Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

         17. Amendment or Termination of Plan. The Board of Directors may modify, revise or terminate this Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not increase the aggregate number of shares which may be issued under Options pursuant to the provisions of the Plan and that any amendment, modification, revision or termination shall not effect any outstanding options.

         18.  Written Agreement.  Each Option granted
hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above and shall be signed by the optionee and by the President or any Executive Officer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

         19. Indemnification of Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the committee shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee, or (b) in respect of any matter in which any settlement is effected, to any amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled as a matter of law, contract, or otherwise.

         20. Effective Date of Plan. The Plan shall become effective and shall be deemed to have been adopted on October 26, 1995.

                  MATLACK SYSTEMS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING
OF SHAREHOLDERS

         Thursday, January 25, 1996, 9:30 A.M., E.S.T.

               The undersigned hereby constitutes and
appoints John W. Rollins, Jr. and Michael B. Kinnard, and each of them jointly and severally, proxies with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on January 25, 1996 at 9:30 A.M. Eastern Standard Time, First Floor, 1209 Orange Street, Wilmington, Delaware, or at any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement dated December 20, 1995, as follows:

                   (Mark only one box)

1.     ELECTION OF DIRECTORS

       Nominees: Patrick J. Bagley and Gerard J. Trippitelli

             VOTE FOR all nominees listed above; except vote withheld from the following nominee (if any):


             VOTE WITHHELD FROM all nominees.

2.       FOR       AGAINST        WITHHOLDS AUTHORITY FROM
VOTING ON The 1995 Stock Option Plan.

3. At their discretion, upon such matters as may properly come before the Annual Meeting or any adjournment thereof.

                                                      (OVER)

                   (CONTINUED FROM OTHER SIDE)

       The undersigned acknowledges receipt of the aforesaid Notice of Annual Meeting and Proxy Statement, each dated December 20, 1995, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned's name, place and stead.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF MATLACK SYSTEMS, INC. AND THE SHARES REPRESENTED
BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR
INSTRUCTIONS.  IF NO CHOICE IS SPECIFIED BY YOU, THIS PROXY
WILL BE VOTED FOR PROPOSALS 1 AND 2.


                Please sign below, date and return promptly.


                Signature(s) of Shareholder(s)

                         DATED:    January     , 1996

               Signature(s) should conform to name(s) and title(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should add their title(s) on signing.

NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE
ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.